Supplement to the
Brokerage and Investment Management Portfolio
April 29, 2022
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Charlie Ackerman (Co-Portfolio Manager) has managed the fund since 2018.
Pierre Sorel (Co-Portfolio Manager) has managed the fund since 2023.

BRO-SUSTK-0423-102 1.9886532.102	April 5, 2023